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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004


                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------

               (Exact Name of Registrant as Specified in Charter)

        Nevada                    000-33197                    88-0467845
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
(State of Incorporation)     (Commission File No.)               (I.R.S.
                                                                Employer
                                                             Identification
                                                                 Number)


                151 Railroad Avenue, Greenwich, Connecticut 06830
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                    (Address of Principal Executive Offices)

                                 (203) 422-2950
                                 --------------

              (Registrant's Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase Agreement Assignment and Assumption.

         Warp Technology Holdings, Inc. ("Warp" or the "Company") has entered into a material agreement related to the acquisition of Gupta Technologies, LLC ("Gupta"), a software company producing secure, small-footprint, embeddable databases and enterprise application development tools.

         Warp has entered into that certain Purchase Agreement Assignment and Assumption (the "Assignment"), as of October 13, 2004, by and between ISIS Capital Management, LLC ("ISIS") and Warp Technology Holdings, Inc. Under the Assignment, Warp acquired all of the rights and assumed all of the liabilities of the Purchaser under that certain Membership Interest Purchase Agreement (as amended by the Extension, the "Purchase Agreement") made and entered into as of September 2, 2004, by and between ISIS Capital Management, LLC (as the "Purchaser") and Gupta Holdings, LLC (the "Seller"). The Purchase Agreement was amended by that certain Extension Agreement (the "Extension"), by and between ISIS and the Seller, dated as of September 27, 2004, which was amended by that certain Amendment No. 1 To Extension Agreement made by and between ISIS and the Seller, as of the 13th day of October, 2004 (together, as amended, the "Extension").

Relationship Between Parties.

Apart from the Assignment, ISIS and Warp have certain contractual relationships which were entered into in connection with the Company's Series B-2 Preferred Stock financing (as previously described in, and included as exhibits to, the Company's Form 8-K dated August 4, 2004). In addition, certain individuals are members of ISIS and directors or officers of Warp.

ISIS is a limited liability company whose managing members are Rodney A. Bienvenu, Jr. ("Bienvenu"), the Company's Chief Executive Officer and Chairman of the Company's Board of Directors, and Ernest C. Mysogland ("Mysogland"), the Executive Vice President and Chief Legal Officer of the Company. ISIS is the managing member of ISIS Acquisition Partners II LLC ("IAP II"). IAP II is a stockholder of the Company having purchased shares of the Company's Series B-2 Preferred Stock (the "Series B-2 Preferred Stock"), pursuant to that certain Series B-2 Preferred Stock Purchase Agreement (the "Series B-2 Purchase Agreement"), as of August 4, 2004, between and among the Company and the Persons listed on Schedule 1.01 thereto. In addition, pursuant to that certain Stockholders Agreement, dated as of August 4, 2004, between and among Warp, the holders of the Series B-2 Preferred Stock and such other Stockholders as named therein (the "Stockholders Agreement"), IAP and other Series B-2 Stockholders have certain rights to designate directors of the Company. Further, ISIS and Warp entered into a Consulting Agreement, dated as of August 4, 2004, pursuant to which Warp will pay ISIS for services requested of ISIS from time to time, including, without limitation, research services, at ISIS's
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regular rates or at the cost incurred by ISIS to provide such services, and will reimburse ISIS for any costs incurred by ISIS on behalf of Warp.

As Warp is organized under the laws of the State of Nevada, and as Bienvenu and Mysogland have financial interests in, and are members of ISIS, Warp's entering into the Assignment may be subject to restrictions on transactions involving interested directors or officers applicable to Nevada corporations. The Company has approved the Assignment and the transactions contemplated thereunder in accordance with applicable requirements of Nevada law, including Nevada Revised Statutes section 78.140. The Company currently has two directors, Bienvenu and Gus Bottazzi ("Bottazzi"). As disinterested director, Bottazzi may approve the Assignment and the contemplated transactions. Bottazzi has approved the Assignment, finding the Assignment and contemplated transactions to be fair to the Company, and with knowledge of the financial interests, commonality of directorships and memberships, and other aspects of the relationships between Bienvenu, Mysogland, ISIS and Warp (as described above).

Material Terms of the Purchase Agreement Assignment and Assumption.

Under the Assignment, Warp acquired all of the rights, and assumed all of the obligations, of the Purchaser under the Purchase Agreement. The Purchase Agreement relates to the sale by the Seller of all of the membership interests in Gupta. Upon the closing of the purchase and sale under the Purchase Agreement (the "Closing"), Gupta will become a wholly owned subsidiary of Warp. In addition, Gupta's wholly owned subsidiaries will become indirect subsidiaries of Warp upon the Closing.

The purchase price for the acquisition of Gupta is $20,000,000. The purchase price will be subject to a mutual working capital adjustment for any shortfall or excess in the net working capital of Gupta on the Closing date compared to the net working capital shown on the unaudited pro forma consolidated balance sheet of Gupta dated May 31, 2004 (the "Balance Sheet"). For these purposes, net working capital shall be comprised of accounts receivable, inventory, and other current assets (other than cash), less accounts payable, accrued expenses and deferred revenue as presented in the Balance Sheet. In the event of any increase in the amount of net working capital, the Purchaser shall pay the amount of the increase to the Seller as additional purchase price. In the event of any decrease in the amount of net working capital, the Seller shall pay the amount of the decrease to the Seller as a reduction in purchase price.

Under the Purchase Agreement, the Seller made certain representations and warranties to the Purchaser concerning the business, assets, liabilities and other matters concerning Gupta. Except as otherwise set forth in the Purchase Agreement or the disclosure schedules thereunder, the Seller represents that, as of the Closing, Gupta shall own or have sufficient rights in and to all assets used in its business, free and clear of all liens, debts, security interests and other encumbrances, that the Company's material contracts shall be in full force and effect in accordance with their terms, and that the Company will have no financial indebtedness.
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The Purchaser makes certain representations and warranties under the Purchase
Agreement to the Seller, including that the Purchaser has the authority to consummate the contemplated transactions, and other customary representations.

The Purchase Agreement requires that, upon Closing, the Purchaser have sufficient funds to satisfy the working capital requirements of Gupta.

The Purchase Agreement contains indemnity terms which provided that each party shall indemnify the other party for breaches of representations or warranties made under the agreement, provided that neither party shall be required to pay any damages unless the aggregate amount of such damages exceeds $200,000 in which case all damages shall be paid in excess of $200,000, and provided further that neither party shall be liable for damages to the other party in excess of $5,000,000. Notwithstanding such limit, damages for the Seller's breach of certain representations and warranties related to ownership of the membership interests in Gupta and its subsidiaries, and those related to taxes, shall instead be subject to an aggregate limit equal to the amount of the purchase price. In addition, the Seller shall continue to be liable for any taxes with respect to Gupta and its subsidiaries for the period ending on the Closing date.

The purchase and sale of the membership interests in Gupta is subject to the satisfaction or waiver of certain closing conditions, including the accuracy of the representations and warranties of the Purchaser and the Seller (except to the extent that any failures of representations to be accurate would not reasonably be expected to have a material adverse effect on Gupta), the absence of any order prohibiting the consummation of the transactions, and the performance, in all material respects, of all obligations to be satisfied prior to closing.

In contemplation of the assignment to Warp, ISIS negotiated for an extension of the Closing date (originally scheduled for September 30, 2004) until October 15, 2004, and paid the Seller $1,000,000 in exchange for such right. On October 13, 2004, the Company paid to the Seller $1,000,000 in order to extend the Closing date until November 1, 2004. Said payments are non-refundable; however, said payments reduce the purchase price due at Closing.

Furthermore, at the election of the Company, the Company may pay the Seller non-refundable amounts of $1,000,000 and $2,000,000 to extend the closing date until November 30, 2004, and January 3, 2005, respectively. Any such payments shall reduce the purchase price due at the Closing. The purchase price due at Closing shall be increased by interest, accruing at the rate of ten percent per annum, on the amount of any unpaid purchase price from September 30, 2004 to the Closing date.

Under the Assignment, Warp agreed to repay ISIS (or its assignees), for the $1,000,000 ISIS paid to the Seller. Warp has issued certain notes to ISIS evidencing such obligations in the principal amount of $1,000,000. The notes have the same terms as those under the Bridge Notes issued to investors as described in Item 3.02 below.

Furthermore, upon the acquisition of Gupta, in consideration of the assignment, and services in connection with due diligence, financing
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contacts and structure, for its efforts in negotiating the terms of the acquisition (including the specific right to assign the Purchase Agreement to Warp), and undertaking the initial obligation regarding the purchase of Gupta, the Company shall pay ISIS and its investors, as allocated by ISIS, a transaction fee equal to $1,250,000, payable either in cash or, at the election of ISIS, in B-2 Securities, Senior Debt or Senior Equity (as such terms are defined below). ISIS will also be reimbursed by Warp for any amounts it has incurred in connection with the negotiation and consummation of the transaction.

Financing Requirements.

In connection with the Gupta transaction, Warp is pursuing financing from debt and equity investors to raise capital for the amounts due, or which may become due, under the Purchase Agreement including amounts for the payment of the remainder of the purchase price, any anticipated adjustments to the purchase price, any subsequent extension payments, interest, working capital for the Company including Gupta and other subsidiaries, transaction costs and expenses. The Company anticipates that it will be necessary to raise approximately $23,000,000 in connection with these funding requirements, and to support its working capital needs through the anticipated Closing of the acquisition.

The Company has negotiated proposed terms with equity and debt financing sources for a significant portion of the funding required in connection with the Gupta transaction. Nevertheless, the Company has no firm commitments from any sources to provide additional equity or debt financing as of the date hereof, and there can be no assurance that sufficient funds will be raised to finance the Gupta transaction. In the event the Gupta transaction is not completed, there can be no assurance that sufficient funds will be raised to finance the operations of the Company through fiscal 2005. Moreover, any equity financing will likely result in dilution to the existing shareholders and any debt financing would result in higher interest expenses.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION, AND
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 13, 2004, the Company issued certain promissory notes (the "Bridge Notes") to investors in exchange for loans in the aggregate principal amount of $1,000,000, the proceeds of which were used to fund the payment made on October 13, 2004 to the Seller as described above. All of these sales of securities were made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof.

The Bridge Notes have the following material terms:

         Security. The Bridge Notes are secured by a first priority security interest in the assets of the Company.

         Interest. Interest accrues at the rate of rate of 12% per annum, payable quarterly in arrears.
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         Maturity. The Bridge Notes mature on the fifth anniversary of their issuance.

         Prepayment. The Company may prepay the Bridge Notes at any time.

         Mandatory Conversion. Contemporaneously with the closing of the Purchase Agreement, the Bridge Notes shall be automatically converted into i) senior convertible preferred stock (the "Senior Equity") issued by the Company in connection with the financing of the Gupta acquisition, and/or senior debt (the "Senior Debt"), in the form of instruments having substantially identical terms as the instruments issued by the Company to the leas equity investor ("Equity Lead") and the lead debt investor (the "Debt Lead") (other than for provisions specifically applicable only to the Equity Lead and/or the Debt Lead); or ii) the Company's Series B-2 Convertible Preferred Stock ("B-2 Stock") and related Series B-2 Warrants ("B-2 Warrants") (collectively, the "B-2 Securities"). If the holder of a Bridge Note elects not to convert into B-2 Securities, the combination of Senior Debt and/or Senior Equity into which the Bridge Notes shall convert shall be determined by the Company.

         Optional Conversion. In the event that the closing of the Purchase Agreement does not occur by the closing date thereunder ("Drop Date"), the Bridge Note holder shall have the right at any time thereafter, at its sole option, to convert the Bridge Note into i) any existing class of equity security of the Company, or ii) any other instrument or instruments issued by the Company in connection with any later capital raising activities of the Company.

         Acceleration. In the event that closing of the Purchase Agreement does not occur by the Drop Date, the holders of the Bridge Notes owning a majority of the then outstanding principal amount of Bridge Notes may elect to accelerate all amounts due under the Bridge Notes.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 15, 2004


WARP TECHNOLOGY HOLDINGS, INC.


By: /s/ Ernest C. Mysogland
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Name: Ernest C. Mysogland
Title: Executive Vice President,
Chief Legal Officer and Secretary